ORCHID ISLAND CAPITAL ANNOUNCES
SEPTEMBER 2022 MONTHLY DIVIDEND AND AUGUST 31, 2022 RMBS
PORTFOLIO CHARACTERISTICS
●
September 2022 Monthly Dividend of $0.16 Per Share of Common Stock
●
RMBS Portfolio Characteristics as of August 31, 2022
●
Next Dividend Announcement Expected October 12, 2022
Vero

Beach, Fla., September 12, 2022 - Orchid Island Capital, Inc. (the “Company”)

(NYSE: ORC) announced today

that the Board of Directors of the Company declared a monthly cash dividend for the month of September 2022. The dividend of $0.16 per share will be paid October 27, 2022

to holders of record of the Company’s common stock on September 30, 2022, with

an

ex-dividend

date

of

September

29,

2022.

The

Company

plans

on

announcing

its

next

common

stock

dividend

on
October 12, 2022.
The Company intends to make

regular monthly cash distributions

to its holders of common stock.

In order to qualify as a

real
estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of
its REIT

taxable income,

determined without

regard to

the deduction

for dividends

paid and

excluding any

net capital

gain.
The Company

will be subject

to income

tax on taxable

income that is

not distributed

and to an

excise tax to

the extent that

a
certain percentage

of its

taxable income

is not

distributed by

specified dates.

The Company

has not

established a

minimum
distribution payment level and is not assured of its ability to make distributions to stockholders in the future.
As of September 12, 2022, the

Company had 35,075,239 shares of common stock

outstanding. As of August 31, 2022

and June
30, 2022, the Company had 35,250,239 shares of common stock outstanding,

adjusted for the Company’s one-for-five

reverse
stock split effective August 30, 2022.

RMBS Portfolio Characteristics
Details of the RMBS portfolio as of August

31, 2022 are presented below. These figures are preliminary and subject to change.
The information contained herein is an intra-quarter update created by the Company based upon information that the Company
believes is accurate:

●
RMBS Valuation

Characteristics
● RMBS Assets by Agency
●
Investment Company Act of 1940 (Whole Pool) Test

Results
● Repurchase Agreement Exposure by Counterparty
● RMBS Risk Measures
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and

our portfolio consists of,

two categories of Agency

RMBS: (i) traditional pass-through

Agency RMBS,
such

as

mortgage

pass-through

certificates

and

collateralized

mortgage

obligations

issued

by

Fannie

Mae,

Freddie

Mac

or
Ginnie Mae, and (ii)

structured Agency RMBS. The

Company is managed by

Bimini Advisors, LLC, a

registered investment
adviser with the Securities and Exchange Commission.

Forward-Looking Statements
This press release contains

forward-looking statements within

the meaning of

the Private Securities Litigation

Reform Act of
1995 and other

federal securities laws. These

forward-looking statements

include, but are not

limited to, statements about

the
Company’s

distributions

and

the

expected

funding

of

purchased

assets.

These

forward-looking

statements

are

based

upon
Orchid Island Capital, Inc.’s present

expectations, but these statements are not guaranteed to occur.

Investors should not place
undue reliance upon forward-looking

statements. For further discussion of

the factors that could

affect outcomes, please refer
to the “Risk Factors” section of the Company’s

Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

RMBS Valuation Characteristics
($ in thousands)
Realized Realized
Aug 2022 Jun - Aug Modeled Modeled
Net Weighted CPR 2022 CPR Interest Interest
% Weighted Average (1-Month) (3-Month) Rate Rate
Current Fair of Current Average Maturity (Reported (Reported Sensitivity Sensitivity
Type Face Value
(1)
Portfolio Price Coupon GWAC Age (Months) in Sep) in Sep) (-50 BPS)
(2)
(+50 BPS)
(2)
Pass Through RMBS
15yr 4.0 $ 411 $ 413 0.01% $ 100.46 4.00% 4.54%

52

127

0.7% 0.8% $ 7 $ (7)
15yr Total 411 413 0.01% 100.46 4.00% 4.54%

52

127

0.7% 0.8% 7 (7)
30yr 3.0 3,417,993 3,188,340 74.66% 93.28 3.00% 3.46%

17

340

6.3% 6.5% 101,295 (105,745)
30yr 3.5 221,920 215,654 5.05% 97.18 3.50% 4.03%

30

321

10.1% 11.4% 6,018 (6,250)
30yr 4.0 279,622 274,982 6.44% 98.34 4.00% 4.72%

14

345

6.6% 7.3% 6,174 (6,922)
30yr 4.5 371,742 370,995 8.69% 99.80 4.50% 5.45%

2

359

n/a n/a 5,623 (6,897)
30yr 5.0 55,453 56,119 1.31% 101.20 5.00% 5.92%

2

359

12.0% n/a 678 (852)
30yr Total 4,346,730 4,106,090 96.15% 94.46 3.24% 3.77%

16

341

6.6% 6.8% 119,788 (126,666)
Total Pass Through

RMBS
4,347,141 4,106,503 96.16% 94.46 3.24% 3.77%

16

341

6.6% 6.8% 119,795 (126,673)
Structured RMBS
IO 20yr 3.0 321,009 37,756 0.88% 11.76 3.00% 3.69%

74

159

10.0% 10.9% (331) 153
IO 20yr 4.0 11,540 1,373 0.03% 11.90 4.00% 4.57%

128

105

13.3% 12.3% 1 (4)
IO 30yr 3.0 40,417 6,292 0.15% 15.57 3.00% 3.69%

38

315

13.3% 14.5% (173) 135
IO 30yr 3.5 491,842 91,966 2.15% 18.70 3.50% 4.01%

57

294

10.4% 11.0% (1,736) 1,154
IO 30yr 4.0 143,093 24,875 0.58% 17.38 4.00% 4.55%

76

275

12.3% 14.7% (837) 668
IO 30yr 4.5 4,105 725 0.02% 17.66 4.50% 4.99%

146

201

11.6% 10.6% (18) 14
IO 30yr 5.0 2,253 445 0.01% 19.73 5.00% 5.36%

146

201

2.4% 14.1% (14) 11
IO Total 1,014,259 163,432 3.83% 16.11 3.41% 3.99%

65

246

10.7% 11.7% (3,108) 2,131
IIO 30yr 4.0 34,042 736 0.02% 2.16 1.92% 4.40%

60

290

23.4% 12.8% 181 (159)
Total Structured

RMBS
1,048,301 164,168 3.84% 15.66 3.36% 4.00%

65

248

11.1% 11.7% (2,927) 1,972
Total Mortgage Assets $ 5,395,442 $ 4,270,671 100.00% 3.27% 3.82%

25

323

7.6% 7.8% $ 116,868 $ (124,701)
Interest Interest
Average Hedge Rate Rate
Notional Period Sensitivity Sensitivity
Hedge Balance End (-50 BPS)
(2)
(+50 BPS)
(2)
5-Year Treasury

Future
(3)
$ (1,200,500) Dec-2022 $ (27,346) $ 31,640
10-Year Treasury

Ultra
(4)
(274,500) Dec-2022 (16,897) 17,978
Swaps (1,400,000) Jul-2028 (35,518) 34,325
TBA (175,000) Oct-2022 (5,361) 5,550

Swaptions (826,900) Jul-2025 (14,138) 11,159
Hedge Total $ (3,876,900) $ (99,260) $ 100,652
Rate Shock Grand Total $ 17,608 $ (24,049)
(1)
Amounts in the tables above include assets with a fair value of approximately

$371.0 million purchased in August 2022, which settle in September

2022.
(2)
Modeled results from

Citigroup Global Markets

Inc. Yield

Book. Interest rate

shocks assume instantaneous

parallel shifts and

horizon prices are

calculated assuming
constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.
(3)
Five-year Treasury futures contracts were valued

at prices of $110.82 at August 31, 2022.

The market value of the short position was $1,330.4 million.
(4)
Ten-year Treasury

Ultra futures contracts were valued at prices of $125.19 at August 31, 2022.

The market value of the short position was $343.6 million.
RMBS Assets by Agency Investment Company Act of 1940 Whole Pool Test
($ in thousands) ($ in thousands)
Percentage Percentage
Fair of Fair of
Asset Category Value
(1)
Portfolio Asset Category Value
(1)
Portfolio
As of August 31, 2022 As of August 31, 2022
Fannie Mae $ 2,866,484 67.1% Non-Whole Pool Assets $ 259,030 6.1%
Freddie Mac 1,404,186 32.9% Whole Pool Assets 4,011,640 93.9%
Total Mortgage Assets $ 4,270,670 100.0% Total Mortgage Assets $ 4,270,670 100.0%
(1)

Amounts in the tables above include assets with a fair value of approximately

$371.0 million purchased in August 2022, which settle in September

2022.

Borrowings By Counterparty
($ in thousands)
Weighted Weighted
% of Average Average
Total Total Repo Maturity Longest
As of August 31, 2022 Borrowings
(1)
Debt Rate in Days Maturity
J.P.

Morgan Securities LLC
$ 350,323 9.3% 2.41% 13 9/26/2022
Mirae Asset Securities (USA) Inc. 347,836 9.3% 2.06% 43 1/30/2023
Mitsubishi UFJ Securities (USA), Inc 328,481 8.8% 2.71% 36 11/8/2022
ABN AMRO Bank N.V. 321,115 8.6% 2.62% 57 11/15/2022
Merrill Lynch, Pierce, Fenner & Smith 313,086 8.4% 2.50% 24 10/21/2022
Cantor Fitzgerald & Co 244,711 6.5% 2.55% 38 11/16/2022
ED&F Man Capital Markets Inc 232,222 6.2% 2.36% 21 9/22/2022
RBC Capital Markets, LLC 224,605 6.0% 2.38% 6 9/14/2022
ING Financial Markets LLC 199,799 5.3% 2.38% 22 9/22/2022
Daiwa Capital Markets America Inc. 179,821 4.8% 2.36% 17 9/22/2022
Santander Bank, N.A. 171,740 4.6% 2.51% 28 9/29/2022
Goldman, Sachs & Co. 157,918 4.2% 2.51% 27 9/29/2022
ASL Capital Markets Inc. 136,326 3.6% 2.38% 16 9/16/2022
Wells Fargo Bank, N.A. 119,485 3.2% 2.48% 37 11/10/2022
Citigroup Global Markets Inc 115,187 3.1% 2.53% 39 10/24/2022
BMO Capital Markets Corp. 109,982 2.9% 2.44% 25 11/18/2022
StoneX Financial Inc. 77,380 2.1% 2.39% 22 9/22/2022
South Street Securities, LLC 59,791 1.6% 2.39% 19 9/19/2022
Nomura Securities International, Inc. 35,099 0.9% 2.38% 21 9/21/2022
Lucid Cash Fund USG, LLC 23,506 0.6% 2.38% 8 9/8/2022
Total Borrowings $ 3,748,413 100.0% 2.44% 29 1/30/2023
(1)
In

August

2022,

the

Company

purchased

assets

with

a

fair

value

of

approximately

$371.0

million,

which

settle

in
September 2022 that are expected to be funded substantially by repurchase agreements not included in the table above.
Contact:
Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero

Beach, Florida 32963
Telephone: (772)

231-1400